================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 21, 2006

                             DYCOM INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


            Florida                       0-5423             59-1277135
(State or other jurisdiction)    (Commission file number)    (I.R.S. employer
       of incorporation)                                     identification no.)


                        11770 U.S. Highway One, Suite 101
                        Palm Beach Gardens, Florida 33408
               (Address of principal executive offices) (Zip Code)

                                 (561) 627-7171
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

================================================================================

Item 1.01         Entry into a Material Definitive Agreement.

               1. 2003 Long-Term Incentive Plan.
                  -----------------------------

               On October 17, 2006, the compensation committee (the "Committee") of the Board of Directors (the "Board") of Dycom Industries, Inc. ("Dycom") recommended, and the Board approved, subject to the approval of the shareholders of Dycom, an amendment to the Dycom Industries, Inc. 2003 Long-Term Incentive Plan (the "LTIP") providing for an increase of 2,000,000 shares of common stock, from 1,089,727 to 3,089,727 as of November 28, 2006, authorized for issuance under the LTIP. At the Annual Meeting of Shareholders of Dycom held on November 21, 2006, the shareholders of Dycom approved the amendment to the LTIP.

               A copy of the amended and restated LTIP is attached hereto as
Exhibit 10.1.

     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   November 28, 2006


                                               DYCOM INDUSTRIES, INC.
                                               (Registrant)



                                         By:   /s/ Richard L. Dunn
                                               ---------------------------------
                                               Name:  Richard L. Dunn
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                Index to Exhibits
                                -----------------

Exhibit No.         Description
-----------         -----------

10.1 Dycom Industries, Inc. 2003 Long-Term Incentive Plan (as amended and restated effective as of November 21, 2006).